EXHIBIT 99.2


         UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

The unaudited pro forma condensed combining financial information for Sybase, Inc. ("Sybase") set forth below gives effect to the acquisition of HFN. The historical financial information set forth below has been derived from, and is qualified by reference to the consolidated financial statements of Sybase and HFN, and should be read in conjunction with those financial statements and the notes referred to below. The unaudited pro forma condensed combining statement of operations data for the year ended December 31, 1999 set forth below give effect to the acquisition as if it occurred on January 1,1999. The unaudited pro forma condensed combining balance sheet as of December 31, 1999 set forth below gives effect to the acquisition of HFN as if it occurred on December 31, 1999. The unaudited pro forma condensed combining financial information set forth below reflects certain adjustments, including among others, adjustments to reflect the amortization of the excess purchase price. The information set forth below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and notes to the financial statements of Sybase which are incorporated by reference herein from Sybase's Annual Reports on Form 10-K for the year ended December 31, 1999 and HFN's audited financial statements and notes to the financial statements for the years ended December 31, 1999 and 1998 included herein. The unaudited pro forma condensed combining financial information set forth below does not purport to represent what the consolidated results of operations or financial condition of Sybase would actually have been if the HFN acquisition and related transaction had in fact occurred on such date or to project the future consolidated results of operations or financial condition of Sybase.

             UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET
                            AS OF DECEMBER 31, 1999
                                 (IN THOUSANDS)

                                                                        PRO FORMA    PRO FORMA
                          SYBASE AS OF   HFN AS OF                      BUSINESS       AS OF
                          DECEMBER 31,  DECEMBER 31,                   COMBINATION   DECEMBER 31,
                            1999           1999       COMBINED         ADJUSTMENTS      1999
                         ------------- ------------- ----------        ----------- -------------
ASSETS
Current assets:
 Cash and cash
  equivalents...........  $  250,103     $   1,589    $ 251,692  (3)     $(25,916)   $  225,776
 Short-term cash
  investments...........      59,094           881       59,975                --        59,975
 Accounts receivable,
  net...................     182,708         3,436      186,144                --       186,144
 Deferred income taxes..      15,826            --       15,826                --        15,826
 Other current assets...      14,924           239       15,163                --        15,163
                          ----------     ---------   ----------         ---------    ----------
Total current assets....     522,655         6,145      528,800           (25,916)      502,884
Long-term cash
  investments...........      43,702            --       43,702                --        43,702
Property, equipment and
 improvements, net......      67,587         1,593       69,180                --        69,180
Deferred income taxes...      25,238            --       25,238                --        25,238
Capitalized software,
  net...................      35,934            --       35,934                --        35,934
Other assets............      42,219            86       42,305           149,420       191,725
                          ----------     ---------   ----------         ---------    ----------
Total assets............  $  737,335     $   7,824   $  745,159         $ 123,504    $  868,663
                          ==========     =========   ==========         =========    ==========
LIABILITIES AND
 STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable.......  $    8,349     $   3,272   $   11,621         $      --    $   11,621
 Accrued compensation
  and related expenses..      57,625            --       57,625                --        57,625
 Other accrued
  liabilities...........     101,876            --      101,876                --       101,876
 Deferred revenue. .....     187,323           613      187,936                --       187,936
 Accrued income taxes...      40,253            --       40,253                --        40,253
                           ---------     ---------   ----------         ---------    ----------
Total current
 liabilities............     395,426         3,885      399,311                --       399,311
Other liabilities.......       5,799            32        5,831                --         5,831
Stockholders' equity:
 Common stock...........          83             8           91  (3)            7            90
                                                                 (3)           (8)
Preferred stock.........          --            12           12  (3)          (12)           --

 Additional paid-in
  capital...............     432,352        28,929      461,281  (3)      135,404       567,756
                                                                 (3)      (28,929)
 Accumulated deficit....     (48,037)      (23,386)     (71,423) (1)(2)    (8,000)      (56,037)
                                                                 (3)       23,386
 Unearned compensation..          --        (1,656)      (1,656) (3)        1,656            --
 Accumulated other
  comprehensive loss....     (16,426)           --      (16,426)               --       (16,426)
                          ----------     ---------   ----------         ---------    ----------
Subtotal................     367,972         3,907      371,879           123,504       495,383
Less: Cost of shares of                                                        --
 treasury stock.........     (31,862)           --      (31,862)               --       (31,862)
                          ----------     ---------   ----------         ---------    ----------
Total stockholders'
 equity.................     336,110         3,907      340,017           123,504       463,521
                          ----------     ---------   ----------         ---------    ----------
Total liabilities and
 stockholders' equity...  $  737,335     $   7,824   $  745,159         $ 123,504    $  868,663
                          ==========     =========   ==========         =========    ==========


See accompanying notes to the Unaudited Pro Forma Condensed Combining Financial Information.

              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF
                 OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                             SYBASE        HFN                                  PRO FORMA
                            FOR THE      FOR THE                    PRO FORMA  FOR THE YEAR
                           YEAR ENDED   YEAR ENDED                  BUSINESS      ENDED
                          DECEMBER 31, DECEMBER 31,                COMBINATION DECEMBER 31,
                              1998         1998      COMBINED      ADJUSTMENTS     1998
                          ------------ ------------ ----------     ----------- ------------
Revenues:
  License fees..........   $  421,454    $    482   $  421,936       $   --     $  421,936
  Services..............      446,015         864      446,879           --        446,879
                           ----------    --------   ----------       -------    ----------
Total revenues..........      867,469       1,346      868,815           --        868,815

Costs and expenses:
  Cost of license fees..       37,573         198       37,771           --         37,771
  Cost of services .....      235,574         679      236,253           --        236,253
  Product development
    and engineering ....      148,583       3,630      152,213           --        152,213
  Sales and marketing...      392,979                  392,979 (1)    20,982       413,961
  General and
   administrative.......       65,406       3,325       68,731                      68,731
  Costs of restructuring       74,167          --       74,167           --         74,167
                           ----------    --------   ----------       -------    ----------
Total costs and expenses      954,282       7,832      962,114        20,982       983,103
                           ----------    --------   ----------       -------    ----------
Operating loss..........      (86,813)     (6,486)     (93,299)       20,982      (114,281)

Interest income.........       10,077         846       10,923           --         10,923

Interest expense and
 other, net.............       (2,329)      2,500          171          --             171
                           ----------    --------   ----------       -------    ----------
Loss before income taxes      (79,065)     (3,140)     (82,205)      (20,982)     (103,187)
Provision for income
 taxes..................       14,063         --        14,063           --         14,063
                           ----------    --------   ----------       -------    ----------
Net income loss  .......   $  (93,128)   $ (3,140)   $ (96,268)     $(20,982)   $ (117,250)
                           ==========    ========   ==========       =======    ==========
Pro forma net loss
 per share--Basic and
 Diluted (4) ...........   $    (1.15)   $   (.39)                              $    (1.32)
                           ==========    ========                               ==========
Number of shares used in
 pro forma per share
 calculation--Basic and
 Diluted (4)............       80,893       8,087                      7,817        88,710
                           ==========    ========                    =======    ==========

             UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENTS OF
                OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                               SYBASE        HFN                                     PRO FORMA
                            FOR THE YEAR FOR THE YEAR                 PRO FORMA    FOR THE YEAR
                             ENDED          ENDED                      BUSINESS        ENDED
                            DECEMBER 31,  DECEMBER 31,                COMBINATION   DECEMBER 31,
                               1999          1999        COMBINED     ADJUSTMENTS      1999
                            ------------ ------------    --------    -----------   ------------
Revenues:
  License fees..............   $421,645     $    948      $ 422,593      $    --     $422,593
  Services..................    449,988        4,388        454,376           --      454,376
                               --------     --------      --------      --------     --------
Total revenues..............    871,633        5,336        876,969                   876,969

Cost and expenses:
  Cost of license fees......     46,241           --         46,241           --       46,241
  Cost of services .........    217,053        2,714        219,767           --      219,767
  Product development
    and engineering.........    136,272        4,964        141,236                   141,236
  Sales and marketing.......    324,694        6,137        330,831  (1)  21,777      352,608
  General and
   administrative...........     68,876        3,145         72,021           --       72,021
  Cost of restructuring.....     (8,528)          --         (8,528)          --       (8,528)
                               --------     --------      --------      --------     --------
Total costs and expenses....    784,608       16,960        801,568       21,777      823,345
                               --------     --------      --------      --------     --------
Operating income (loss).....     87,025      (11,624)        75,401      (21,777)      53,624

Interest income.............     13,626          536         14,162           --       14,162
Interest expense and other,
  net.......................        147        1,000          1,147           --        1,147
                               --------     --------      --------      --------     --------
Income(loss) before
  income taxes..............    100,798      (10,088)        90,710      (21,777)      68,933
Provision for income taxes..     38,303            0         38,303 (5)   (3,530)      34,773
                               --------     --------      --------      --------     --------
      Net income (loss).....   $ 62,495     $(10,088)     $  52,407     $(18,247)    $ 34,160
                               ========     ========      =========     ========     ========
Basic net income (loss)
 per share .................   $   0.76     $  (1.25)                                $   0.38
                               ========     ========                                 ========
Diluted net income (loss)
 per share..................   $   0.74     $  (1.25)                                $   0.37
                               ========     ========                                 ========
Shares used in computing
 basic net income (loss)
 per share..................     81,817        8,087                       7,382       89,199
                               ========     ========                       =====      =======
Shares used in computing
 diluted net income (loss)
 per share..................     84,156        8,087                       7,641       91,797
                               ========     ========                      ======      =======


See accompanying notes to the Unaudited Pro Forma Condensed Combining Financial Information

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                         COMBINING FINANCIAL INFORMATION

On January 20, 2000, Sybase acquired HFN in a transaction accounted for as a purchase. The total purchase cost was approximately $161.3 million consisting of approximately $25.9 million in cash and shares of Sybase common stock and stock options with a fair value of approximately $135.4 million for all of the HFN outstanding stock, warrants and stock options.

Pro forma adjustments for the unaudited pro forma condensed combining balance sheet as of December 31, 1999 and statement of operations for the year ended December 31, 1999 are as follows:

(1) Reflects the preliminary allocation of the purchase price and the amortization of the cost over the fair value of net assets acquired for the HFN acquisition. The preliminary allocation has resulted in a charge for purchased in-process research and development estimated to be $8.0 million and estimated customer list of $20.0 million, developed technology of $18.0 million and goodwill of $111.4 million which is being amortized on a straight-line basis over an average period of seven years.

The total estimated purchase price for the HFN acquisition has been allocated on a preliminary basis to assets and liabilities based on management's best estimates of their fair value with the excess costs over the net assets acquired allocated to goodwill and intangibles. This allocation is subject to change pending a final analysis of the value of the assets acquired.

(2) The pro forma condensed combining statement of operations for the year ended December 31, 1999 does not include the purchased research and development related charge of $8.0 million since it is considered a non-recurring charge.

(3) To reflect the purchase of all of the outstanding stock of HFN.

(4) Pro forma net income (loss) reflects the impact of the adjustments above. Pro forma basic net income (loss) per share is computed using the weighted-average number of shares of common stock outstanding after the issuance of Sybase Common Stock to acquire all of the outstanding shares of HFN. Pro forma diluted net income (loss) per share is computed as described above and also gives effect to any dilutive options and warrants. Dilutive options and warrants are excluded from the computation during loss periods as their effect is antidilutive.

(5) The pro forma tax provision was adjusted downward to reflect the benefit the combined group would have received from HFN's losses.

(6) Pro forma reclassifications are made to conform the HFN presentation to the Sybase presentation.